Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 2004-1 Indenture

Student Loan Asset-Backed Notes

Series 2004-1

Report for the Month Ended May 31, 2004

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
2004-A1	Senior Auction Rate Notes	280907BF2	December 1, 2036
2004-A2	Senior Auction Rate Notes	280907BG0	December 1, 2036
2004-A3	Senior Auction Rate Notes	280907BH8	December 1, 2036
2004-A4	Senior Auction Rate Notes	280907BJ4	December 1, 2036
2004-A5	Senior Auction Rate Notes	280907BK1	December 1, 2036
2004-B1	Subordinate Auction Rate Notes	280907BL9	December 1, 2036

B.	Notification of Redemption Call of Notes

Series 2004-1: None

C.	Principal Outstanding - May, 2004

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
Series 2004-1:
2004-A1	$83,900,000.00	$0.00	$0.00	$83,900,000.00
2004-A2	83,900,000.00	$0.00	0.00	$83,900,000.00
2004-A3	83,900,000.00	$0.00	0.00	$83,900,000.00
2004-A4	83,900,000.00	$0.00	0.00	$83,900,000.00
2004-A5	83,900,000.00	$0.00	0.00	$83,900,000.00
2004-B1	42,500,000.00	$0.00	0.00	$42,500,000.00

Total	462,000,000.00	0.00	0.00	462,000,000.00

D.	Accrued Interest Outstanding - May, 2004

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
Series 2004-1:
2004-A1	$10,254.44	$81,919.03	$71,781.11	$20,392.36	1.25000%
2004-A2	65,255.56	81,569.44	73,086.22	73,738.78	1.13000%
2004-A3	62,086.00	80,823.67	72,433.67	70,476.00	1.12000%
2004-A4	43,581.39	83,666.94	71,781.11	55,467.22	1.19000%
2004-A5	25,869.17	83,830.08	72,433.67	37,265.58	1.23000%
2004-B1	23,020.83	48,638.89	42,972.22	28,687.50	1.35000%

Total	230,067.39	460,448.05	404,488.00	286,027.44

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
Series 2004-1:
2004-A1	20-Jul-04	3.59%
2004-A2	29-Jun-04	3.73%
2004-A3	30-Jun-04	3.76%
2004-A4	07-Jul-04	3.70%
2004-A5	14-Jul-04	3.63%
2004-B1	09-Jul-04	3.41%

F.	Noteholders’ Carry-Over Amounts - May, 2004

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
Series 2004-1:
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - May, 2004

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
Series 2004-1:
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

II.	Fund Information

A.	Reserve Funds - May, 2004

Amount
Balance, Start of Month	$6,930,000.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$6,930,000.00

B.	Capitalized Interest Accounts - May, 2004

Amount
Balance, Start of Month	$557,566.17
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$557,566.17

C.	Acquisition Accounts - May, 2004

		Amount
Balance, Start of Month		$12,393,237.26
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	(2,051,142.28)
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	(173,177.27)

Net Costs of Loans Acquired		(2,224,319.55)
Balance, End of Month		$10,168,917.71

D.	Alternative Loan Guarantee Accounts - May, 2004

Amount
Balance, Start of Month	$1,935,782.84
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(1,271.24)
Interest Received During Month	1,541.05
Other Additions (Transfers) During Month	0.00
Less Withdrawals During Month for Default Payments	(956.95)

Balance, End of Month	$1,935,095.70

E.	Revenue Fund Income Accounts - May, 2004

Amount
Balance, Start of Month	$6,803,522.91
Student Loan Collections	5,006,454.73
Investment Earnings Received	28,926.95
Government Interest and Special Allowance Received	5,159.53
Sweep of Student Loan Collections From Prior Month	(8,230,096.24)

Balance, End of Month	$3,613,967.88

F.	Surplus Accounts - May, 2004

Amount
Balance, Start of Month	$14,561,637.30
Transfers In	7,308,185.77
Transfers Out	0.00
Other Changes During Month	0.00

Balance, End of Month	$21,869,823.07

III.	Student Loan Information

A.	Student Loan Principal Outstanding - May, 2004

Amount
Balance, Start of Month	$404,008,750.07
Initial Purchase of Eligible Loans	0.00
Loans Purchased / Originated	2,051,142.28
Capitalized Interest	211,428.53
Less Principal Payments Received	(4,505,885.85)
Less Defaulted Alternative Loans Transferred	(931.75)
Less Sale of Loans	0.00
Other Increases (Decreases)	(14,589.44)

Balance, End of Month	$401,749,913.84

B.	Composition of Student Loan Portfolio as of May 31, 2004

Amount
Aggregate Outstanding Principal Balance	$401,749,913.84
Number of Borrowers	60,403
Average Outstanding Principal Balance Per Borrower	$6,651
Number of Loans (Promissory Notes)	120,855
Average Outstanding Principal Balance Per Loan	$3,324
Weighted Average Interest Rate	3.35%

C.	Distribution of Student Loan Portfolio by Loan Type as of May 31, 2004

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$152,995,110.72	38.1%
Stafford - Unsubsidized	129,630,662.72	32.3%
Stafford - Nonsubsidized	1,526.18	0.0%
PLUS	22,555,085.64	5.6%
SLS	5,318.35	0.0%
Consolidation	51,262,904.06	12.8%
Alternative	45,299,306.17	11.3%

Total	$401,749,913.84	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2004

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$184,604,864.76	46.0%
3.00% to 3.49%	$135,338,479.60	33.7%
3.50% to 3.99%	$22,398,251.30	5.6%
4.00% to 4.49%	$35,232,955.64	8.8%
4.50% to 4.99%	$1,676,216.63	0.4%
5.00% to 5.49%	$15,433,299.85	3.8%
5.50% to 5.99%	$405,568.45	0.1%
6.00% to 6.49%	$2,693,870.17	0.7%
6.50% to 6.99%	$331,721.35	0.1%
7.00% to 7.49%	$2,402,582.26	0.6%
7.50% to 7.99%	$76,557.87	0.0%
8.00% to 8.49%	$309,797.52	0.1%
8.50% or Greater	$845,748.44	0.2%

Total	$401,749,913.84	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of May 31, 2004

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$149,116,935.40	37.1%
Grace	34,889,809.55	8.7%
Repayment	166,403,356.64	41.4%
Deferment	30,149,430.20	7.5%
Forbearance	21,190,382.05	5.3%

Total	$401,749,913.84	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of May 31, 2004

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$8,310,031.48	3.8%	2.1%
61 to 90 Days	5,294,333.16	2.4%	1.3%
91 to 120 Days	3,400,144.83	1.6%	0.8%
121 to 180 Days	9,423,901.71	4.3%	2.3%
181 to 270 Days	3,525,846.98	1.6%	0.9%
Over 270 Days	496,361.18	0.2%	0.1%
Claims Filed, Not Yet Paid	288,076.73	0.1%	0.1%

Total	$30,738,696.07	14.1%	7.7%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of May 31, 2004

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$109,487.72	0.0%
FFELP Loan Guaranteed 98%	356,341,119.95	88.7%
Alternative Loans Non-Guaranteed	45,299,306.17	11.3%

Total	$401,749,913.84	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of May 31, 2004

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$248,251,572.60	61.8%
Great Lakes Higher Education Corporation	64,269,637.10	16.0%
Student Loans of North Dakota	4,105,447.29	1.0%
California Student Aid Commission	12,785,309.09	3.2%
Oregon Student Assistance Commission	6,790,366.53	1.7%
Northwest Education Loan Association	10,919,584.17	2.7%
National Student Loan Program	6,527,354.18	1.6%
Pennsylvania Higher Education Assistance Agency	32,176.71	0.0%
United Student Aid Funds, Inc	1,518,954.31	0.4%
Other Guarantee Agencies	1,250,205.69	0.3%
Alternative Loans Non-Guaranteed	45,299,306.17	11.3%

Total	$401,749,913.84	100.0%

I.	Fees and Expenses Accrued For / Through May, 2004

	May, 2004	For The 5 Months Ended May 31, 2004
Servicing Fees	$301,312.50	$1,104,987.14
Treas Mgmt / Lockbox Fees	9,587.02	15,401.77
Indenture Trustee Fees	9,782.67	29,032.44
Broker / Dealer Fees	129,597.24	286,782.68
Auction Agent Fees	5,967.51	21,367.53
Other Permitted Expenses	0.00	0.00

Total	$456,246.94	$1,457,571.56

J.	Ratio of Assets to Liabilities as of May 31, 2004

Amount
Total Indenture Assets	$463,510,457.28
Total Indenture Liabilities	462,582,543.96

Ratio	100.20%

K.	Senior and Subordinate Percentages as of May 31, 2004

Amount
Aggregate Values	$463,575,728.31

Senior Notes Outstanding Plus Accrued Interest	419,757,339.85

All Notes Outstanding Plus Accrued Interest	462,286,027.35

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.44%

Subordinate Percentage (Requirement = 102%)	100.28%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$(7,956,019.59)